Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2021
Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans
The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2020 and 2021:

	Six months ended September 30,
	2020	2021

	(in millions of yen)
Service cost-benefits earned during the period	22,695	16,365
Interest costs on projected benefit obligations	2,931	2,700
Expected return on plan assets	(20,073)	(18,478)
Amortization of prior service cost (benefits)	205	(2,410)
Amortization of net actuarial loss (gain)	836	(10,263)
Special termination benefits	4,981	4,154

Net periodic benefit cost	11,575	(7,932)